ARMOUR RESIDENTIAL REIT, Inc. Company Update 9/14/2023 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term. Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward-looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. • Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. • Estimates do not reflect any costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS. PLEASE READ: Important Note Regarding Forward Looking Statements and Estimates

3 Stockholders' Equity and Liquidity Dividend Policy Shareholder Alignment Transparency and Governance ARMOUR REIT Manager • Stockholders' Equity as of June 30, 2023 totaled $1.3 billion, including the 7.00% Series C Cumulative Redeemable Preferred Stock ("Series C Preferred") with liquidation preference totaling $171 million. • August 31, 2023 liquidity was approximately $628 million, consisting of $88 million cash and $541 million unlevered Agency and US Treasury securities. • ARMOUR pays dividends monthly. • The Company previously announced the September common stock dividend of $0.08 per share payable on September 28, 2023 to holders of record on September 15, 2023. • Since inception in November 2009, ARMOUR has paid out $2.0 billion in dividends.(1) • Returned $282 million to common shareholders through share repurchases since 2013. • Senior management maintains common stock ownership basis in excess of $5.75 million aggregate target. • Managed preferred shares through repurchases, calls, and refinancing to maximize value in capital structure. • Updated portfolio and liability details can be found monthly at www.armourreit.com. • Non-Executive Board Chairman and separate Lead Independent Director. • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. • ARMOUR Capital Management LP is the majority owner of BUCKLER Securities, a FINRA registered broker-dealer. ARMOUR Overview 1 (1) Includes both common and preferred stock dividends through August 2023. Information as of 08/31/2023. 2 3 4 5 ARMOUR manages an investment portfolio consisting of mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises (“GSEs”), Treasury securities, and cash; a financing position consisting primarily of repurchase agreements and preferred equity and a hedge book consisting primarily of interest rate swaps, Treasury futures and Treasury shorts.

4 ARMOUR Portfolio Securities % of Portfolio Current Value (millions) Weighted Average Book Price Weighted Average Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Agency Multifamily Ballooning in 120 Months or Less 4.8% $595 99.8% 97.0% 4.48/5.36 7.90 Agency Fixed Rates MBS Maturing Between 0 and 360 Months 98.7% $12,155 99.6% 96.3% 4.97/5.79 4.93 Agency 30Y TBA Short Positions(1) -3.5% -$431 86.6% 86.2% 3.00/ N/A -7.18 Total Portfolio 100.0% $12,318 ARMOUR Portfolio and Financing Composition (1) The Agency 30Y TBA Short Positions effectively pare down certain specified pools. (2) BUCKLER Securities LLC is a FINRA registered broker-dealer affiliated with ARMOUR REIT. Information as of 08/31/2023. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding. ARMOUR Repurchase Agreements Repo Counterparty Principal Borrowed (millions) % of Repo Positions Wtd. Avg. Original Term Wtd. Avg. Remaining Days Longest Remaining Term in Days BUCKLER Securities LLC (2) $5,613 50.4% 43 20 42 All Other Counterparties $5,534 49.6% 37 19 50 Total or Wtd. Avg. $11,146 100.0% 40 19

5 Information as of 08/31/2023. Some totals may not foot due to rounding. ARMOUR Hedging Composition 6 Remaining Term (in months) N ot io na l ( in m ill io ns ) Interest Rate Swap Breakdown by Months to Maturity 0 - 12 M on th s 13 - 2 4 M on th s 25 - 3 6 M on th s 37 - 4 8 M on th s 49 - 6 0 M on th s 61 - 7 2 M on th s 73 - 8 4 M on th s 85 - 9 6 M on th s 97 - 1 08 M on th s 10 9 - 12 0 M on th s 0 500 1,000 1,500 2,000 2,500 Total Swap Notional is $8.4B with a weighted average maturity of 81 months.

6 Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR's Agency Portfolio Constant Prepayment Rates ("CPR") Monthly Portfolio CPR Jan ua ry 20 18 M ay 20 18 Se pt em be r 2 01 8 Jan ua ry 20 19 M ay 20 19 Se pt em be r 2 01 9 Jan ua ry 20 20 M ay 20 20 Se pt em be r 2 02 0 Jan ua ry 20 21 M ay 20 21 Se pt em be r 2 02 1 Jan ua ry 20 22 M ay 20 22 Se pt em be r 2 02 2 Jan ua ry 20 23 M ay 20 23 Se pt em be r 2 02 3 0 5 10 15 20

7ARMOUR Net Interest Margin Pe rc en t Asset Yield Cost of Funds including Hedges Net Interest Margin 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0 1 2 3 4 Information as of Q2 2023.

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340